Exhibit 99.1

Rowan Reports First Quarter 2018 Results

HOUSTON, May 1, 2018 /PRNewswire/ -- For the quarter ended March 31, 2018, Rowan Companies plc ("Rowan" or the "Company") (NYSE: RDC) reported a net loss of $112.3 million, or $0.89 net loss per diluted share, compared to net income of $10.3 million, or $0.07 net income per diluted share, in the first quarter of 2017.

Tom Burke, President and Chief Executive Officer, commented, "Recent jack-up awards for the ARO Drilling fleet in the Middle East and Rowan rigs in the North Sea demonstrate improvements within key shallow water markets. The clear long-term benefit of Rowan's partnership in ARO Drilling is supported by the pending addition of four incremental jack-ups to the ARO Drilling fleet, owned 100% by Rowan. Backlog additions for our ultra-harsh heavy duty units reflect the somewhat healthier dynamics within the North Sea region, which we believe will continue to lead the recovery in the shallow water. Lastly, we added backlog to one of our top-tier deepwater assets, and have increasing confidence that further backlog additions for our deepwater fleet should materialize as 2018 unfolds. Though the environment remains challenging, we continue to execute operationally, focus on financial discipline, and aggressively pursue contracting opportunities."

Rowan will conduct its earnings conference call on Tuesday, May 1, 2018, at 10:00 a.m. Central Time. Interested parties are invited to listen to the call by telephone or over the Internet. Individuals who wish to participate on the conference call by telephone may dial (833) 241-4252, or internationally (647) 689-4203. The conference ID is 2585558. You should dial-in approximately five to 10 minutes prior to the scheduled start time. Alternatively, to access the online simulcast and rebroadcast of the conference call, please visit Rowan's website at www.rowan.com. You should connect to our website at least 15 minutes prior to the conference call to register, download and install any necessary software.

Rowan is a global provider of offshore contract drilling services to the oil and gas industry with a fleet of 27 mobile offshore drilling units, comprised of 23 self-elevating jack-up rigs and four ultra-deepwater drillships. The Company's fleet operates worldwide, including the United States Gulf of Mexico, the United Kingdom and Norwegian sectors of the North Sea, the Middle East, and Trinidad. Additionally, the Company is a 50/50 partner in a joint venture with Saudi Aramco, named ARO Drilling, that owns a fleet of five self-elevating jack-up rigs that are contracted in the Arabian Gulf.

Rowan's Class A Ordinary Shares are traded on the New York Stock Exchange under the symbol "RDC." For more information on the Company, please visit www.rowan.com.

Statements herein that are not historical facts are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected business, financial and operating performance and prospects of the Company. These forward-looking statements are based on our current expectations and are subject to numerous risks, assumptions, trends and uncertainties that could cause actual results to differ materially from those indicated by the forward-looking statements. Among the factors that could cause actual results to differ materially include oil and natural gas prices and the impact of the economic climate; changes in the offshore drilling market, including fluctuations in supply and demand; variable levels of drilling activity and expenditures in the energy industry; changes in day rates; ability to secure future drilling contracts; cancellation, early termination or renegotiation by our customers of drilling contracts; customer credit and risk of customer bankruptcy; risks associated with fixed cost drilling operations; unplanned downtime; risks related to our joint venture with Saudi Aramco, including the timing and amount of future distributions from the joint venture or contributions to the joint venture; cost overruns or delays in transportation of drilling units; cost overruns or delays in maintenance, repairs, or other rig projects; operating hazards and equipment failure; risks of collision and damage; casualty losses and limitations on insurance coverage; weather conditions in the Company's operating areas; increasing costs of compliance with regulations; changes in tax laws and interpretations by taxing authorities; hostilities, terrorism, and piracy; impairments; cyber incidents; the outcomes of disputes, including tax disputes and legal proceedings; and other risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. Each forward-looking statement speaks only as of the date hereof, and the Company expressly disclaims any obligation to update or revise any forward-looking statements, except as required by law.

Non-GAAP Measures
We report our financial results in accordance with generally accepted accounting principles ("GAAP") in the United States. However, in our earnings release and during our earnings calls we may reference company information that does not conform to GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. However, these measures should not be viewed as an alternative to or substitute for GAAP measures of performance, and these non-GAAP measures may not be consistent with previously published Company reports on Forms 10-K, 10-Q and 8-K. Non-GAAP measures we may reference have been reconciled to the nearest GAAP measure in the tables entitled Reconciliation of GAAP to Non-GAAP Financial Measures below.

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three months ended March 31,
	2018	2017
		(As adjusted)
REVENUE	$211.2	$374.3

COSTS AND EXPENSES:
Direct operating costs (excluding items below)	157.4	171.3
Depreciation and amortization	97.9	99.1
Selling, general and administrative	25.6	24.2
Loss on disposals of property and equipment	1.3	3.4
Total costs and expenses	282.2	298.0

Equity in losses of unconsolidated subsidiary	(1.3)	—

INCOME (LOSS) FROM OPERATIONS	(72.3)	76.3

OTHER INCOME (EXPENSE):
Interest expense	(38.5)	(39.6)
Interest income	6.9	2.0
Loss on extinguishment of debt	—	(0.2)
Other - net	(2.2)	1.5
Total other (expense) - net	(33.8)	(36.3)

INCOME (LOSS) BEFORE INCOME TAXES	(106.1)	40.0
Provision for income taxes	6.2	29.7

NET INCOME (LOSS)	$(112.3)	$10.3

NET INCOME (LOSS) PER SHARE - DILUTED	$(0.89)	$0.07

WEIGHTED AVERAGE SHARES - BASIC	126.5	125.7

WEIGHTED AVERAGE SHARES - DILUTED	126.5	127.4

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,214.1	$1,332.1
Receivables - trade and other	202.8	212.8
Prepaid expenses and other current assets	15.3	15.5
Total current assets	1,432.2	1,560.4
Property and equipment - net	6,554.0	6,552.7
Long-term note receivable from unconsolidated subsidiary	270.0	270.2
Investment in unconsolidated subsidiary	29.6	30.9
Other assets	42.2	44.1
	$8,328.0	$8,458.3

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable - trade	$93.4	$97.2
Deferred revenue	4.4	1.1
Accrued liabilities	139.7	159.1
Total current liabilities	237.5	257.4

Long-term debt	2,510.5	2,510.3
Other liabilities	286.0	293.6
Deferred income taxes - net	10.8	10.9
Shareholders' equity	5,283.2	5,386.1
	$8,328.0	$8,458.3

ROWAN COMPANIES PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three months ended March 31,
	2018	2017
		(As adjusted)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(112.3)	$10.3
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	97.9	99.1
Equity in losses of unconsolidated subsidiary	1.3	—
Deferred income taxes	0.1	16.8
Provision for pension and other postretirement benefits	3.2	2.5
Cash loss on extinguishment of debt	—	0.3
Share-based compensation expense	4.3	6.8
Loss on disposals of property and equipment	1.3	3.4
Other	6.0	0.2
Net changes in current assets and liabilities	(2.4)	(34.8)
Other postretirement benefit claims paid	(0.5)	(0.9)
Contributions to pension plans	(5.6)	(5.9)
Deferred revenue	3.0	(6.3)
Net changes in other noncurrent assets and liabilities	(7.4)	(9.7)
Net cash provided by (used in) operating activities	(11.1)	81.8

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(35.4)	(30.9)
Purchase of rigs	(70.8)	—
Repayments of note receivable from unconsolidated subsidiary	1.3	—
Proceeds from disposals of property and equipment	1.3	0.1
Net cash used in investing activities	(103.6)	(30.8)

CASH FLOWS FROM FINANCING ACTIVITIES:
Reductions of long-term debt	—	(128.0)
Shares repurchased for tax withholdings on vesting of restricted share units	(3.3)	(5.3)
Net cash used in financing activities	(3.3)	(133.3)

DECREASE IN CASH AND CASH EQUIVALENTS	(118.0)	(82.3)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,332.1	1,255.5
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,214.1	$1,173.2

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING SEGMENT INFORMATION
(In millions)
(Unaudited)

	Three months ended March 31,
	Deepwater	Jack-ups	ARO	Unallocated and other	Reportable segments total	Eliminations and adjustments	Consolidated
2018
Revenue	$52.1	$150.1	$58.3	$9.0	$269.5	$(58.3)	$211.2
Operating expenses:
Direct operating costs (excluding items below)	29.0	128.4	33.4	—	190.8	(33.4)	157.4
Depreciation and amortization	26.9	70.3	16.6	0.7	114.5	(16.6)	97.9
Selling, general and administrative	—	—	6.4	25.6	32.0	(6.4)	25.6
Other operating items - expense	—	1.3	0.1	—	1.4	(0.1)	1.3
Equity in losses of unconsolidated subsidiary	—	—	—	—	—	(1.3)	(1.3)
Income (loss) from operations	$(3.8)	$(49.9)	$1.8	$(17.3)	$(69.2)	$(3.1)	$(72.3)

2017 (1)
	(As adjusted)
Revenue	$160.7	$213.6	$—	$—	$374.3	$—	$374.3
Operating expenses:
Direct operating costs (excluding items below)	44.9	126.4	—	—	171.3	—	171.3
Depreciation and amortization	28.3	70.1	—	0.7	99.1	—	99.1
Selling, general and administrative	—	—	—	24.2	24.2	—	24.2
Other operating items - expense	—	3.4	—	—	3.4	—	3.4
Income (loss) from operations	$87.5	$13.7	$—	$(24.9)	$76.3	$—	$76.3

(1) ARO commenced operations October 17, 2017.

ARO DRILLING
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions)
(Unaudited)

	March 31, 2018	December 31, 2017
Current assets	$121.0	$108.6
Non-current assets	456.5	459.7
Total assets	$577.5	$568.3

Current liabilities	$43.4	$29.2
Non-current liabilities	542.7	545.1
Total liabilities	$586.1	$574.3

Three months ended March 31, 2018
Revenue	$58.3
Direct operating costs (excluding items below)	33.4
Depreciation and amortization	16.6
Selling, general and administrative	6.4
Loss on disposals of property and equipment	0.1
Income from operations	1.8
Interest expense	(5.6)
Benefit for income taxes	(1.2)
Net Loss	$(2.6)

Three months ended March 31, 2018
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET LOSS	$(2.6)
Depreciation and amortization	16.6
Loss on disposals of property and equipment	0.1
Interest expense	5.6
Benefit for income taxes	(1.2)
NON-GAAP ADJUSTED EBITDA	$18.5

ROWAN COMPANIES PLC
SUPPLEMENTAL OPERATING INFORMATION
(Unaudited)

	Three months ended
	March 31,	December 31,	March 31,
	2018	2017	2017
RIG DAYS (1)
Deepwater:
Revenue-producing (2)	90	125	270
Available	360	368	360

Jack-ups:
Revenue-producing (3)	949	1,448	1,547
Available (3)	1,710	1,883	2,071

Total:
Revenue-producing (2) (3)	1,039	1,573	1,817
Available (3)	2,070	2,251	2,431

UTILIZATION (1)
Deepwater (2)	25%	34%	75%
Jack-ups (3)	56%	77%	75%
Total (2) (3)	50%	70%	75%

AVERAGE DAY RATES (4) (in thousands)
Deepwater (2)	$574.6	$767.1	$592.1
Jack-ups (3)	$138.9	$123.3	$135.7
Total (2) (3)	$176.7	$174.5	$203.5

REBILLABLES (5) (in millions)
Deepwater	$0.4	$0.2	$0.8
Jack-ups (3) (6)	16.8	13.8	3.4
Total (3) (6)	$17.2	$14.0	$4.2

(1) Available rig days and utilization exclude cold-stacked days.

(2) Revenue-producing days for the three months ended December 31, 2017 includes 33 days for the Deepwater drillship Rowan Reliance when it was not operating. The drillship did not operate in the fourth quarter of 2017, but was available for Cobalt through November 2, 2017 per the 2016 contract amendment. Revenue of $41 million, previously deferred in 2016, was recognized during the three months ended December 31, 2017 related to these days for which the rig was available to Cobalt but was not operating as well as the recognition of any remaining deferred revenue at November 2, 2017 as Cobalt did not exercise their right to use the rig.

(3) All revenue and performance metrics exclude the results from rigs owned by ARO beginning on October 17, 2017, the date the rigs were sold to ARO.
(4) Average day rates exclude other revenue, which is revenue received for rebillables, secondment, transition services and other miscellaneous.
(5) Rebillable operating costs equally offset with rebillable revenue.
(6) Includes secondment revenue from ARO.

ROWAN COMPANIES PLC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share amounts)
(Unaudited)

	Three months ended
	March 31,
	2018	2017
		(As adjusted)
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA):
GAAP NET INCOME (LOSS)	$(112.3)	$10.3
Depreciation and amortization	97.9	99.1
Equity in losses of unconsolidated subsidiary	1.3	—
Interest (income) expense and other, net	33.8	36.3
Income tax expense	6.2	29.7
Loss on disposals of property and equipment	1.3	3.4
NON-GAAP ADJUSTED EBITDA	$28.2	$178.8

CONTACT: Son Vann, Vice President, Corporate Development, sonvan@rowancompanies.com, +1 713 960 7655